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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                               February 18, 1999
               Date of Report (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)


    California                     0-19856                      95-4221884
------------------           -------------------           -------------------
  (State or other             (Commission File               (I.R.S. Employer
  jurisdiction of                  Number)                  Identification No.)
  incorporation)

                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.  Other Events.

    The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on February 18, 1999 regarding the Company's announcement that Intel Corporation exercised a warrant to purchase additional shares of Xircom common stock and Xircom's concurrent repurchase of those shares. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

99.1 - Press Release dated February 18, 1999 entitled "Xircom Repurchases 514,314 Shares From Intel Warrant Exercise."
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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            XIRCOM, INC.


Dated:  February 18, 1999                   By: /s/ RANDALL H. HOLLIDAY
                                            -----------------------------
                                            Randall H. Holliday
                                            Secretary and General Counsel
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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
  99.1 Press Release dated February 18, 1999 entitled "Xircom Repurchases 514,314 Shares From Intel Warrant Exercise."